EXHIBIT 99.1

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company

	Statement Number:	61	Page 1 of 3
Chapter 11	For the Period FROM:	11/1/2006
Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	11/30/2006
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

		Collateral	Concentration	City National
CASH ACTIVITY ANALYSIS (Cash Basis Only)		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$9,502,357.46	$8,094,281.69	$633,894.39

B. Less: Total Disbursements per all Prior Statements		$8,380,014.84	$8,048,636.57	$20,990.52

C. Beginning Balance		$1,390,675.83	$111,601.33	$612,903.87

D. Receipts during Current Period
Description
11/7/2006	Lifetime	$115,000.00
11/7/2006	Starz	$10,000.00
11/13/2006	Wire Transfer		$70,000.00
11/16/2006	Compact Collections	$25,910.92
11/16/2006	Force Entertainment			$2,380.00
11/16/2006	En Pantalla			$10,000.00
11/17/2006	Force Entertainment			$21,580.00
11/24/2006	Wire Transfer		$50,000.00
11/28/2006	En Pantalla			$19,450.00
11/28/2006	Vision Films			$19,937.52
11/30/2006	Showtome	$50,000.00
11/30/2006	interest	$5,950.52

TOTAL RECEIPTS THIS PERIOD		$206,861.44	$120,000.00	$73,347.52	—

E. Balance Available (C plus D)		$1,597,537.27	$231,601.33	$686,251.39	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 61	Page 2 of 3

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose
11/3/2006		ADPFees		$145.00
11/6/2006	38630	United States Treasury		$(35.00)
11/7/2006		ADPTaxes		$6,200.32
11/7/2006	8345	Payroll		$1,319.77
11/7/2006	8346	Payroll		$8,112.37
11/7/2006	8347	Payroll		$1,544.04
11/7/2006	8348	Payroll		$2,744.04
11/9/2006	38637	Accurate Express		$32.20
11/9/2006	38638	Bonded Services, Inc		$6,594.06
11/9/2006	38639	KEVIN MARINO		$84.12
11/9/2006	38640	United States Trustee		$250.00
11/9/2006	38641	United States Trustee		$1,500.00
11/9/2006	38642	United States Trustee		$250.00
11/9/2006	38643	United States Trustee		$250.00
11/9/2006	38644	United States Trustee		$250.00
11/9/2006	38645	United States Trustee		$250.00
11/9/2006	38646	United States Trustee		$250.00
11/9/2006	38647	United States Trustee		$250.00
11/9/2006	38648	United States Trustee		$250.00
11/13/2006		Wire Transfer	$70,000.00
11/13/2006	38650	Register of Copyrights		$45.00
11/13/2006	38651	Recall		$1,025.39
11/15/2006		Service Charge		$107.77
11/17/2006		ADPFees		$132.69
11/17/2006	38652	Blue Shield of California		$373.00
11/17/2006	38653	Bonded Services, Inc		$6,594.06
11/17/2006	38654	Eagle		$205.13
11/17/2006	38655	Federal Express		$40.33
11/17/2006	38656	Health Net		$8,831.18
11/17/2006	38657	New Beginnings Enterprises		$4,174.95
11/17/2006	38658	Stutman Treister & Glatt		$19,540.45
11/17/2006	38659	Stutman Treister & Glatt		$23,694.67
11/21/2006	8349	Payroll		$1,319.75
11/21/2006	8350	Payroll		$3,695.15
11/21/2006	8351	Payroll		$7,532.30
11/21/2006	8352	Payroll		$3,467.33
11/21/2006	8353	Payroll		$1,544.02
11/21/2006	8354	Payroll		$2,277.00
11/21/2006	8355	Payroll		$2,747.02
11/21/2006	8356	Payroll		$4,189.00
11/21/2006		AFPTaxes		$10,631.52
11/24/2006		Wire Transfer	$50,000.00
11/30/2006		Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$120,000.00	$132,408.63	$50.00	—

G. Ending Balance (E less F)			$1,477,537.27	$99,192.70	$686,201.39	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 61	Page 3 of 3

H.	1	Collateral Account:
		a)	Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b)	Account Number:	323221556
	2	Concentration Account:
		a)	Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b)	Account Number:	1891935460

I:	Other monies on hand:

The Kushner Locke Company PWI account			$731.10
Bank of Scotland — Pinocchio		936582	£460,021.34	Pound Sterling	Time Deposit
Bank of Scotland — Basil		936582	£227,903.77	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio		10747301	$—	Pound Sterling
Edge Entertainment		1891152710	$172.89

I:	Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture		178-71491-7	$95,381.96
BLT Venture		16-524173-1101	$330.45
KL MDP Sensation		60-066-930	$—
KL\7 Venture		1890-69-6360	$31,514.83
Denial Venture		1890-69-6501	$162,166.82
Cracker LLC		1891-04-1665	$732.79
Swing		323-518095	$13,331.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser
Debtor in Possession